UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 22, 2013

(Date of earliest event reported)

U.S. PRECIOUS METALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50703	14-1839426
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer I.D. No.)

176 Route 9 North, Suite 306

Marlboro, New Jersey 07728

(Address of Principal Executive Offices)

(732) 851-7707

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Preliminary Statements:

Unless the context requires otherwise, all references to “us,” “we,” “our,” “Company,” or “USPR” means US Precious Metals, Inc. We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act (“JOBS Act”).

Item 1.01. Entry of a Material Definitive Agreement.

On May 22, 2013, US Precious Metals, Inc. (“Company”) entered into a Mining Services Agreement with Mesa Acquisitions Group, LLC, a Florida limited liability company (“Contractor”), in association with Alba Petroleos De El Salvador Sem De CV, a Venezuelan company. Under the agreement, Contractor has agreed to perform certain mining services on a portion of the Company’s Mexican mining concessions. The Company maintains approximately 37,000 acres of mining concessions located in the State of Michoacán, Mexico, and the agreement covers the Solidaridad I & II mining concessions (or approximately 5,000 acres). Under the agreement, Contractor has agreed to perform the various mining services in three, separate phases described below:

➢	Phase 1 entails the immediate commission of high-tech satellite imaging to identify mineralization and confirm the two previous drilling campaigns on the mining concessions known as Solidaridad I and/or Solidaridad II.

The estimated costs of Phase 1 is approximately $400,000 USD.

➢	Phase 2 entails the development of the necessary infrastructure to conduct full scale mining operations on the Solidaridad I and/or Solidaridad II mining concessions, including limited exploration, establishment of roads, water, power (electricity) and staging area for employees on site.

The estimated costs of Phase 2 is approximately $10 million USD.

➢	Phase 3 entails the construction of a processing plant to process the ore, which will be owned by the Company.

The estimated costs for the construction of the processing plant is approximately $40 million USD.

Contractor will be responsible for the costs and expenses of; the satellite imaging described in Phase 1, the limited exploration and build out of the infrastructure described in Phase 2, and the construction of the processing plant described in Phase 3. The obligation of contractor to proceed to Phases 2 and 3 will be dependent upon the company receiving positive results of the satellite imaging. The size and capacity of the processing plant to be constructed by the Contractor will be determined by parties, subject however to the results of the satellite imaging. Actual mining and processing expenses will be allocated between the parties in proportion to their revenue allocation described below (70% for Company/30% for Contractor).

As consideration for the mining services, Contractor will receive the following consideration from the Company:

Phase 1 and Phase 2. As consideration for Phases 1 and 2, the Company will issue to Contractor 10 million shares of its common stock.

Phase 3. As consideration for completion of Phase 3, Contractor will earn a 30% revenue interest in the revenues resulting from the sale of the ore, subject to it paying its proportionate share of the mining and milling expenses. If ontractor fails to perform or elects not to perform Phase 3 for any reason within 12 months from the completion of Phase 2, Contractor will forfeit all rights to the project.

In addition to the consideration stated above, as a further inducement for Contractor to enter into the Mining Services Agreement, the Company’s Chairman has agreed to issue to Contractor an additional 5 million shares of our common stock held by the Chairman.

The parties will be obligated to share in the mining and processing costs and revenues generated from any ore processing on a proportionate basis, that is 70% to the Company and 30% to Contractor.

The Mining Services Agreement contains extensive terms and obligations regarding the performance of the mining services by Contractor. Accordingly, the descriptions of the Mining Services Agreement is not complete, and is qualified in their entirety by reference to each agreement which are filed as an exhibit hereto and incorporated herein for all purposes.

Mr. George Mesa, the sole owner of Contractor, has been the Company’s Director of Security for the Company’s Mexican mining concessions since September 2012. Mr. Mesa received stock options to acquire 1 million share of our common stock at an exercise price of $0.12 in connection with that appointment.

The Company can not predict the results of the satellite imaging to be undertaken by Contractor. If the results of such imaging are such that Contractor elects not to proceed with Phase 2 and/or Phase 3, such event will have a negative impact on the Company.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control), including, most notably, the results of the satellite imaging planed in Phase 1 of the Mining Services described above. You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K.  Before you invest in our common stock, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” in our Form 10-K for the Annual Period Ended May 31, 2012 filed on September 13, 2012 and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price.  Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the transaction described above, the Company will issue 10 million shares of its common stock to Contractor. The transaction was exempt under Section 4(2) and 3(b) of the Securities Act of 1933, as amended, and the rules and regulations promulgated there under, including Regulations D, due to the facts that the investor was an accredited investor, had acquired the shares for investment purposes and not with a view for re-distribution, had access to sufficient information concerning the Company, and the certificate(s) representing such shares will bear a restrictive legend.

Item 5.01 Change of Control of Registrant.

As a result of the transaction described herein, Mr. George Mesa is deemed the owner of 16,000,000 shares or 13.14% of our outstanding common stock (which consists of 10,000,000 shares issuable to Contractor by the Company, 5,000,000 shares issuable to Contractor by our Chairman, and 1,000,000 stock options held by Mr. Mesa) and the Contractor is the owner of 15,000,000 shares or 12.4% of our outstanding common stock (which consists of 10,000,000 shares issuable to Contractor by the Company and 5,000,000 shares issuable to Contractor by our Chairman), in both calculations based on 120,757,912 (after giving effect to this transaction). As described herein, the shares of common stock issuable to Contractor are as a result of services to be performed by Contractor. Mr. Mesa is the sole member of the Mesa Acquisitions Group, LLC (Contractor). The address for Mr. Mesa and the Contractor is Seybold Building, 36 NE 1st Street, Suite 927, Miami, Florida 33133.

Item 8.01 Other Information.

The Company issued a press release on May 23, 2013 announcing the execution of the Share Exchange Agreement which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Incorporation by Reference
Exhibit Number	Exhibit Description	Form	File Number	Exhibit	File Date	Filed herewith
10.13	Stock Exchange Agreement dated May 11, 2012 by and between US Precious Metals, Inc., Resource Technology Corp. and the Shareholders of Resource Technology Corp.					X
99.1	Press Release dated May 23, 2013.					X
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PRECIOUS METALS, INC.

By:	/s/ Jerry Pane
Name: Jerry Pane
Title: Chairman
Date: May 29, 2012